Exhibit 99.1

ABRAXAS
Petroleum Corporation

OGIS

SMALL CAP

ipaa

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

February 13, 2008

Hollywood, Florida

AMEX: ABP

Company Overview

Abraxas Petroleum Corporation

AMEX:ABP

Market capitalization ~ $180 million

Total enterprise value ~ $172 million

$0 debt & $8 million in cash

Options: CBOE and PCX

Fully diluted shares outstanding ~ 50 million

Ownership ~ 15% insider

            ~ 28% institutional

Average trading volume  ~ 235,000 shares per day

2

ABRAXAS

ABRAXAS
Petroleum Corporation
ABRAXAS
ENERGY PARTNERS, L.P.

Abraxas Energy Partners, L.P.

Properties

Abraxas Operating, LLC

Private Investors

6.0 million common units

Abraxas General Partner, LLC

227,232 general partner units

Abraxas Energy

Investments, LLC

5.13 million common units

100%

100%

100%

100%

45%

2%

53%

Lehman                Fiduciary

Citigroup              Merrill Lynch

Third Point         Tortoise

               Others

No incentive distribution rights
or subordinated units !

11.36 million units
outstanding

AMEX: ABP

Contributed
$100 million

Contributed
65 Bcfe

3

St. Mary Land & Exploration Property Acquisition

Closed: January 31, 2008

Rockies & Mid-Continent

~1,500 gross (240 net) wells

Top 80% PV: 196 gross (94 net)

82% PDP / 52% Oil

R/P Ratio: ~14 years

Swaps:  $87.50 / $8.27

Abraxas Energy

$126.0 million

Net Reserves: 57.2 Bcfe (9,525 MBOE)

Net Production: 11.7 MMcfepd

Abraxas Petroleum

$5.6 million

Net Reserves: 4.3 Bcfe (725 MBOE)

Net Production: 0.6 MMcfepd

AMEX: ABP

Recent Events

ND

SD

MT

WY

CO

UT

NM

TX

NE

KS

OK

AR

LA

AL

MS

Net proved reserves as of December 1, 2007

Estimated daily net production for January, 2008

4

Northern Rockies

Southern Rockies

Mid-Continent

ARK-LA-TEX

Gulf Coast

Permian

AMEX: ABP

‘Do the Math’

Original MLP

St. Mary
Acquisition

MLP pro-forma

% PDP

63%

82%

73%

% Oil

10%

52%

32%

R/P Ratio

10 years

14 years

12 years

Transaction Value / Mcfe

$3.43

$2.28

~$3.00

Cash Distributions / Unit

$1.50

Accretive

?

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Property Overview

AMEX: ABP

ND

SD

MT

WY

CO

UT

NM

TX

NE

KS

OK

AR

LA

AL

MS

Proved Reserves (Bcfe):                   37.7

   - Proved Developed:                          29%

   - Natural Gas:                                         67%

Daily Production (Mcfepd):               3,500

   - Operated                                               ~95%

Abraxas Petroleum Corporation

Proved Reserves (Bcfe):                 115.2

   - Proved Developed:                          74%

   - Natural Gas:                                         68%

Daily Production (Mcfepd):             25,000

   - Operated                                               ~75%

Abraxas Energy Partners, L.P.

ABP net proved reserves as of December 31, 2006

Abraxas Energy original net proved reserves as of June 30, 2007

St. Mary net proved reserves as of December 1, 2007

Estimated daily net production for January 2008, incl. St. Mary

Abraxas Petroleum

Abraxas Energy

ABE & ABP

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Long-Term Debt ($MM)
Market Cap ($MM)
Proved Reserves (Bcfe)
350
300
250
200
150
100
50
-
1977
1985
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Feb-08

Quality assets

High ownership interest (79% WI)

Operational control (~95%)

Large acreage positions

Substantial upside

Product balanced (~60% gas)

Operations in Texas, Mid-Continent & Rockies

> 10 year inventory of projects on existing leasehold

High impact projects

AMEX: ABP

Asset Base

Feb-08 reflects the MLP formation & St. Mary acquisition

and includes 47% of the MLP’s proved reserves

Dec 31,

Acquisitions:
< $0.65 / Mcfe

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ABP Share of MLP Debt

AMEX: ABP

ABP (Stand-Alone) Valuation

ABP Assets

Multiple Range

Valuation Range
($MM)

Valuation
Midpoint ($MM)

In-Ground Value

Proved Reserves (Bcfe):

37.7

$ 2.00 - $3.00

$ 75 - $ 113

$ 94

Undeveloped Acreage (inc. seismic):

Price Per Acre

   - Mowry Shale

   - Woodford Shale

   - Wilcox Exploratory

46,500

15,000

  2,500

$ 300 - $ 700

$ 800 - $ 1,200

$ 400 - $ 700

$ 14 – $ 33

$ 12 – $ 18

$ 1 – $ 2

$ 23

$ 15

$ 1

Price Per Unit

Abraxas MLP units (MM)

5.36

$ 16.66

$ 89

$ 89

Cash and other assets (1)

$ 15

$ 15

Total Value:

$ 207 – $ 270

$ 238

Less: Debt

$ 0

$ 0

Total ABP Equity Value:

$ 207 – $ 270

$ 238

Shares Outstanding (MM)

49.0

Value Per Share

$ 4.22 - $ 5.51

$ 4.86

(1)

Cash, GWE common stock

                workover rigs, vehicles, and

                surface acreage / yards

8

ABRAXAS

Retained over 98% of Upside Potential !

DOES NOT INCLUDE ST. MARY !

AMEX: ABP

Upside Potential

Number of
potential /
identified
projects

Upside

Potential

Bcfe (1)

Value Matrix ($MM)

$0.50
per Mcfe

$1.00
per Mcfe

$1.50
per Mcfe

Total

559

1,256

$ 628

$ 1,256

$ 1,884

Upside Potential
Value per Share

$ 13

$ 25

$ 38

(1) Capital required $1.8 billion – volumes and resultant values are mid-point of range

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Drill Bit Growth

                                 targeting Conventional Reservoirs

                                     & emerging Resource Plays

Increase Shareholder Value

         through……

AMEX: ABP

Operational Goals

Reserve Ratio Improvement

                                 by converting
                                     proved undeveloped and un-booked reserves
                                     to the proved developed category

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Accretive Acquisitions

                                 Abraxas Energy

                                 Joint (Abraxas Energy / Abraxas Petroleum)

AMEX: ABP

Conventional Reservoirs

Developing Existing Proved Reserves

Projects for 2008 and beyond…
“the low hanging fruit”

Edwards

Wilcox

Delaware

        Mississippian / Devonian / Montoya

IRA

         Clearfork / Spraberry / Strawn Reef

Oates SW

          Devonian

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Oates SW Field

Wellbores available for re-entry

Pecos Co.

~15,000 acres

AMEX: ABP

> 75 sq. miles of 3-D

Hudgins 11-1:

Woodford

La Escalera 5-1:
Lower Wolfcamp

Manzanita 1H:
2007 Devonian

La Escalera 2:

Atoka

ABP retained wells

ABP retained the following:

   Surface rights

   Mineral rights

   Executive rights

   All formations from MLP

     wells w/o proved reserves

Hudgins 37-1H:

Devonian

Elsinore Cattle 56:

Devonian

Hudgins 34-2H:

Devonian

La Escalera 1AH:

Devonian

Wells contributed to MLP

(plus 3 Devonian PUDs &
2 Montoya PUD completions)

12

Pecos

ABP: Oates SW Field

~ 15,000 acres

(gained valuable reservoir knowledge &
producing small amount of dry gas from
the Woodford)

CHK 50% / Petro-Hunt 50%

~100,000 acres

3-D seismic swap

1 flowing gas)

Petro-Hunt

    (2 permitted &

Reliance / CHK / PXD

3-D seismic & data swap

PXD

(1 drilled &

1 permitted)

AMEX: ABP

Woodford Shale Play

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AMEX: ABP

14

Mowry Shale Oil Play

ABP: Brooks Draw

10 wells

(5 horizontal / 5 vertical)

4 vertical wells producing from
Mowry
(commingled with other zones)

23 sq. miles proprietary 3-D seismic survey

(1) Gross acres (>92% MI), >12,000 HBP

AEZ/BEXP: Krejci
Horizontal Mowry Shale

~ 15 to the SE of Brooks Draw

Brooks Draw

~50,000 acres (1)

Converse & Niobrara Counties, Wyoming

Map of leasehold in Converse & Niobrara Counties, Wyoming

AMEX: ABP

Exploratory Plays

Potentially High Impact

Targeting the Wilcox Formation

Tuleta Prospect,

Bee County

Janssen Prospect,
Karnes County

(completing)

Plummer Prospect,
Bee County

(producing)

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Capital Expenditure Budget:

ABP:                  $35 million

ABE:                  $20 million

                 $55 million

Single well impact to guidance !

Historically, $ 4,500 of capital expended = 1 Mcfepd

                            $ 3,300 of capital expended = 1 Mcfepd for ABE properties

AMEX: ABP

2008

16

Niche exploration and production company

Exceptional balance sheet - no debt, cash on-hand

High quality assets with substantial upside

Control of Abraxas Energy for accretive acquisitions & future drop-downs

Goals:

Drill Bit Growth

Reserve Ratio Improvement

Accretive Acquisitions

AMEX: ABP

Summary

CONTINUE TO INCREASE SHAREHOLDER VALUE

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www.abraxaspetroleum.com

Manzanita 1H

Hudgins Ranch,

Delaware Basin,
West Texas

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